EXHIBIT 10.1

PURCHASE AGREEMENT

购买协议

This Purchase (the “Agreement”) is made and entered into as of August 7, 2019 by and among EOS, Inc., a Nevada corporation (the “Buyer” or “Company”), and Ing-Ming Lai, who has a mailing address at 13F-1, No.159, Songde Rd., Sinyi Distict, Taipei, Taiwan ("Seller"), A-Best Wire Harness & Components Co., Ltd. (“A-Best”), a company formed under the laws of Taiwan. Each of Buyer and Seller are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

本次购买（以下简称“协议”）在2019年8月7日，由EOS, Inc.，一家内华达州公司（“买方”或“公司”）和Ing-Ming Lai，邮寄地址位于台北市信义区松德路159号13楼之1（“卖方”）， A-Best Wire Harness & Components Co., Ltd. (“A-Best”)，一家根据台湾法律成立的公司。买方或者卖方中的每一个在本文中分别称为“一方”，并统称为“各方”。

R E C I T A LS

陈 述

WHEREAS, A-Best is engaged in the business of designing micro ceramic magnetic resonance speakers (the “Business”);

鉴于，A-Best从事微陶瓷磁共振扬声器设计业务（“业务”）;

WHEREAS, as of the date of this Agreement, Seller owns eighty percent (80%) of the issued and outstanding equity securities in A-Best;

鉴于，截至本协议签订之日，卖方拥有80% A-Best的股东权益;

WHEREAS, as of the date of this Agreement, the Company owns twenty percent (20%) of equity securities in A-Best;

鉴于，截至本协议日期，本公司拥有20%A-Best的股东权益;

WHEREAS, Seller, A-Best and the Board of Directors of the Company have determined a purchase by the Buyer of thirty-one percent (31%) of A-Best’s issued and outstanding equity securities from the Seller is advisable, fair to and in the best interests of their respective companies and stockholders and, accordingly, have each approved the sale of such thirty-one percent (31%) of A-Best’s equity securities from the Seller to the Company.

鉴于，卖方，A-Best和本公司董事会已确定买方购买31% A-Best股东权益，符合各自公司和股东的最佳利益，并且因此，每个公司都批准从卖方向公司出售A-Best股票的31％股东权益。

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NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the Parties to this Agreement, and in light of the above recitals to this Agreement, the Parties to this Agreement hereby agree as follows:

因此，现在，出于良好和有价值的考虑，本协议的各方特此承认其接收和充分性，并且鉴于本协议的上述陈述，本协议的各方特此同意如下：

1. The Purchase.

1. 购买。

1.1 The Purchase. Subject to the terms and conditions of this Agreement, the Buyer shall purchase thirty-one percent (31%) of the total issued and outstanding shares of common stock of A-Best (the “Shares”) from Seller in accordance with applicable provisions of Nevada law (the “Transaction”). Upon the Closing, Buyer shall own 51% of the issued and outstanding A-Best Shares, and as a result, have acquired the controlling interest of A-Best and a change of control of A-Best shall occur.

购买。根据本协议的条款和条件，买方应根据内华达州法律的适用条款从卖方购买31% 的A-Best股份（“股份”）（“交易”）。 交割完成后，买方应拥有51%的A-Best股份，因此已取得A-Best的控股权益，并且A-Best的控制权变更应发生。

1.2 Effective Time. The sale shall close and become effective (the “Closing”) upon the transfer of thirty-one percent (31%) of the issued and outstanding A-Best Shares from the Seller to the Company which transfer shall occur as soon as practicable upon the approval by the Buyer’s Shareholders of an increase in the authorized Common Stock to allow legal issuance Seller of ten (10) million shares of the Company’s Common Stock but no later than December 31, 2019. The time at which the Transaction shall become effective as aforesaid is referred to hereinafter as the “Effective Time.”

生效时间。 本次出售将于转让31% A-Best股份（该股份代表A-Best发行的总股份的百分之三十一（31％））以及买方公司的股东同意增加可发行股份数量以便合法发给卖方1000万公司的股票后生效，最晚不得超过2019年12月31日。交易于上述生效的时间在下文称为“生效时间”。

1.3 Purchase Consideration. The aggregate consideration to be paid by the Buyer to Seller in exchange for the 31% A-Best Shares shall be fifty five million NT dollars (55,000,000NT dollars) (“Cash Consideration”) paid in cash after the Closing upon the completion of the IPO as defined below and 10,000,000 shares representing 11.89% of the shares of common stock of the Buyer, issued and outstanding, on a fully diluted basis (the “Stock Consideration”). In addition, effective at the Closing, Seller or his representative shall be appointed to the Board of Directors of Buyer.

购买对价。 买方向卖方支付的购买其31% 的A-Best股份的总对价包括现金支付的五千五百万新台币（55,000,000新台币）（“现金对价”），现金对价在买方首次公开发行其股票（参见下文定义）后交付， 以及买方已发行的全面摊薄的百分之十一点八九的（11.89%）的普通股股票（“股票对价”）， 在交割时交付。 此外，在交割时生效，卖方或者其指派的一员应被任命为买方的董事会成员。

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1.4 Board of Directors. Buyer shall be entitled to designate a majority of the Board of Directors of A-Best for so long as the Buyer has voting power with respect to a majority of the A-Best shareholder equity (the “Control Period”)..

董事会。 买方有权指定大多数席位的A-Best董事会，只要买方控制A-Best的在外发行的大多数股东权益。

1.5 Management. Subject to the terms and provisions of the Management Agreement, Buyer shall maintain A-Best’s original management and Seller shall continue to act as A-Best’s President and Chief Executive Officer during the Control Period.

管理层。 买方应保持A-Best的现有的管理层，且卖方应继续担任A-Best的总裁和首席执行总裁。

2. Closing and Further Acts.

交割及后续行动。

2.1 Time and Place of Closing. Upon satisfaction or waiver of the conditions set forth in this Agreement, the Closing of the Transaction will take place at Sichenzia Ross Ference LLP, with its principal address at 1185 Avenue of the Americas, 37th Floor, New York, NY 10036, on September 30, 2019 (the “Closing Date”), unless extended by written agreement of the Parties.

交割的时间和地点。在达成或免除本协议规定的条件后，交易的交割（“交割”）将于2019年9月30日（“截止日期”）在Sichenzia Ross Ference LLP进行，其主要地址在1185 Avenue of the Americas, 37th Floor, New York, NY 10036，除非经双方的书面协议延期交割。

2.2 Actions at Closing. At the Closing and subject to the conditions to Closing, the following actions will take place:

交割时的行动。 在交割时，在满足交割条件的情况下，将执行以下操作：

(a) Buyer will deliver to Seller the Stock on or before the Closing.

买方将在交割前给卖方发出相应的股票对价。

(b) Seller and A-Best will deliver to Buyer copies of necessary resolutions of the Board of Directors of A-Best authorizing the execution, delivery, and performance of this Agreement and the other agreements contemplated by this Agreement, which resolutions have been certified by an officer of A-Best as being valid and in full force and effect.

卖方和A-Best将向买方提供A-Best董事会必要决议的副本，这些决议授权执行，交付和履行本协议以及本协议规定的其他协议，这些协议已由A-Best的高级职员证明完全并且现行有效。

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(c) Buyer will deliver to A-Best and Seller copies of corporate resolutions of the Board of Directors of Buyer authorizing the execution, delivery and performance of this Agreement and the other agreements contemplated by this Agreement, which resolutions have been certified by an officer of Buyer as being valid and in full force and effect.

买方将向A-Best和卖方提交买方董事会授权执行，交付和履行本协议以及本协议所涵盖的其他协议的公司决议副本，这些决议已由买方高级职员证明完全有效。

(d) Seller will deliver to the Buyer a true, complete and effective copy of A-Best’s Articles of Association and a certificate of good standing from the jurisdiction where A-Best is incorporated, dated no more than ten (10) days prior to the Closing Date.

卖方将在截止日期前不超过十（10）天向买方提供A-Best公司章程的真实，完整和有效副本以及A-Best在其注册成立的司法管辖区的良好存续证书。

(e) Delivery of any additional documents or instruments as a party may reasonably request or as may be necessary to evidence and effect the Purchase.

根据合约任何一方的合理的要求或认为有必要的，任何其他用以证明本购买协议有效的文件。

2.3 Actions Pre-Closing.:

(a) Seller and A-Best will at all times prior to and after the Closing cooperate fully with Buyer and Buyer's officers, directors, representatives, accountants and lawyers to enable Buyer to conduct thorough due diligence of A-Best and to enable A-Best to prepare and have audited financial statements deemed necessary by Buyer to comply with all of its reporting obligations with the Securities and Exchange Commission (the “SEC”), including without limitation the preparation and filing of its respective current reports on Form 8-K within four (4) business days after the execution of this Agreement, four (4) business days after the Closing, without audited financial statements, and to file an amendment to the Form 8-K to include A-Best’s audited financial statements within seventy-one (71) days after the Closing, subject to the provisions of Section 3.4 of this Agreement.

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交割之前的行动。 （a）卖方和A-Best将在交割前后随时与买方和买方的高级职员，董事，代表，会计师和律师充分合作，使买方能够对A-Best进行彻底的尽职调查并使A-Best做好准备，并使A-Best能够准备并拥有经审计的财务报表，以便买方履行其与证券交易委员会（“SEC”）的所有报告义务，包括但不限于分别准备并提交以下文件：在本协议执行后四（4）个工作日内以及交割后四（4）个工作日内分别准备并提交其目前的不包含经审计的财务报表的8-K 表格报告，并在交割后七十一（71）天内提交8-K表格的修正案，以包括A-Best的经审计财务报表，符合本协议第3.4节的规定。

(b) Prior to Closing, Buyer shall obtain its shareholder approval to increase the number of authorized capital stock to allow the issuance of Stock Consideration to Seller legally.

在交割前，买方将要得到其股东会的批准，通过增加可发行的股份数量的提案。

2.4 Actions Post Closing. （a）A-Best and Seller will at all times after the Closing cooperate fully with Buyer and Buyer's officers, directors, representatives, accountants and lawyers to complete the preparation and audit of all financial statements of Buyer and A-Best deemed necessary or appropriate by Buyer, and to enable Buyer to comply with all of its reporting obligations with the Securities and Exchange Commission.

交割后的行动。 （a）A-Best和卖方将在交割完成后与买方和买方的高级职员，董事，代表，会计师和律师充分合作，以完成买方he A-Best的所有财务报表的准备和审计，以及买方认为必要或适当的， 使买方能够履行其与证券交易委员会的所有报告的义务。

(b) After the Closing, Buyer shall use its best efforts to complete an Initial Public Offering （the ”IPO”）of its shares of Common Stock with gross proceeds of no less than $5 Million USD. Upon completion of the IPO as described herein, Buyer shall pay the Cash Consideration to Seller in accordance with the written instruction from Seller.

交割后，买方将要通过最大的努力完成其股份的公开发售，总销售额达到五百万美元以上（”IPO”）。在完成IPO时，买方将会付给卖方现金对价。

(c) A-Best shall cause the shareholder record updated to reflect Buyer’s ownership of additional 31% of A-Best Shares as soon as practicable after Closing.

A-Best在交割完成后，尽快更新其股东名册，反应买方这次购买的31%股份。

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2.5 Costs of Financial Audit of A-Best. Buyer has advanced and will continue advancing to A-Best the costs of the audits of A-Best’s financial statements as required for the filings with the U.S. Securities and Exchange Commission as a result of this Agreement. Such advances described herein shall be due on demand one year of its respective occurrence by Buyer and bear no interest. However, notwithstanding the foregoing, Buyer may demand at any time the repayment of any or all of its advances for the cost of A-Best’s audits of its financial statements, as invoiced by the auditor, if any of the following events occur: (i) the audits cannot be completed due to the lack of reasonable cooperation from Seller, A-Best or A-Best’s personnel, or (ii) the audited financials and financial records of A-Best are, in the opinion of the certified auditors, materially and adversely different than those presented to the Buyer prior to the date of this Agreement, or (iii) Seller refuses to proceed with the Closing and Buyer is ready, willing and able to proceed with the Closing, or Seller or A-Best is otherwise in material breach of this Agreement. With the exception of possible audit fee reimbursement, under no circumstances will either Buyer, Seller or A-Best be due any termination expenses in connection with this Agreement.

A-Best的财务审计费用。买方已经并且将继续借款给A-Best来支付其因为这个合同产生的发布给美国证监会的财务报表审计的费用。 买方可以在审计费用的贷款在产生后的一年之后，向A-Best提出对贷款的一部或者全部的清偿，该贷款没有利息。但是，如果发生以下任何事件，前文不适用，买方可以随时要求A-Best偿还由审计人员开具的发票上的审计总费用：（i）由于卖方，A-Best或A-Best的人员缺乏合理的合作，审核无法完成，或（ii）经注册审计师的审计意见，认为A-Best的经审计的财务报表和记录与本协议日期前向买方提供的财务报表和记录有重大差异，或（iii）卖方拒绝继续完成交易，买方已准备好，愿意并能够继续完成交割，或卖方或A-Best严重违反本协议。 除可能的审计费用报销外，在任何情况下，买方，卖方或A-Best均不会因本协议而产生任何终止费用。

3. Representations and Warranties of the A-Best and Seller.

A-Best和卖方的陈述和保证。

Except as set forth on the Disclosure Schedules, A-Best and Seller represent and warrant, jointly and severally, as of the date hereof until the Closing Date, to Buyer as follows:

除附件中规定的情况外，A-Best和卖方在交割日期之前共同和各自代表并保证如下：

3.1 Power and Authority; Binding Nature of Agreement. A-Best and Seller have full power and authority to enter into this Agreement and to perform their obligations hereunder. The execution, delivery, and performance of this Agreement by A-Best have been duly authorized by all necessary action on its part. Assuming that this Agreement is a valid and binding obligation of each of the other Parties hereto, this Agreement is a valid and binding obligation of the A-Best and Seller, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights, and the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity).

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权力与权威; 协议的约束性质。 A-Best和卖方拥有签订本协议并履行本协议义务的全部权力和权限。A-Best执行，交付和履行本协议已得到其所有必要行动的正式授权。 假设本协议是本协议各方有效且具有约束力的义务，本协议是A-Best和卖方的有效且具有约束力的义务，除非可能受到破产，暂停，破产或其他类似法律的限制，影响债权人权利的执行，以及管辖具体履约，禁令救济或其他公平补救措施的法律规则的效力或可用性（无论在法律或公平诉讼中是否考虑任何此类补救措施）。

3.2 Subsidiaries. There is no corporation, general partnership limited partnership, joint venture, association, trust or other entity or organization that A-Best directly or indirectly controls or in which A-Best directly or indirectly owns any equity or other interest.

子公司。 A-Best没有直接或间接控制或由A-Best直接或间接拥有任何股权或其他权益的公司，普通合伙企业有限合伙企业，合资企业，协会，信托或其他实体或组织。

3.3 Good Standing. A-Best (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, (ii) has all necessary power and authority to own its assets and to conduct its business as it is currently being conducted, and (iii) is duly qualified or licensed to do business and is in good standing in every jurisdiction (both domestic and foreign) where such qualification or licensing is required.

良好存续。 A-Best（i）是根据其组织的司法管辖区的法律正式组织，有效存在且信誉良好，（ii）拥有所有必要的权力和权力来拥有其资产并开展其目前正在进行的业务，以及（iii）具有适当的资格或许可经营，并且在需要此类资格或许可的每个司法管辖区（国内和国外）均享有良好的信誉。

3.4 Financial Statements. A-Best has delivered to Buyer the following unaudited financial statements prior to the Closing (the "A-Best Financial Statements"): the unaudited statement of operations and balance sheet of A-Best for fiscal years 2017 and 2018. Except as stated therein or in the notes thereto, the A-Best Financial Statements: (a) present fairly the financial position of A-Best as of the respective dates thereof and the results of operations and changes in financial position of A-Best for the respective periods covered thereby; and (b) have been prepared in accordance with A-Best's normal business practices applied on a consistent basis throughout the periods covered. A-Best and Seller will cooperate with Buyer to prepare the following audited financial statements, if applicable, prior to the Closing (the "A-Best Audited Financial Statements"): (i) the audited statement of operations, balance sheet and statement of cash flows for fiscal years 2017 and 2018 and the reviewed statement of operations, balance sheet and statement of cash flows for the three months ended March 31, 2019. All financial statements shall be prepared in accordance with United States generally accepted accounting principles (“GAAP”).

财务报表。 A-Best已在交割前向买方交付以下未经审计的财务报表（如适用）（“A-Best财务报表”）：未经审计的运营状况表及2017财年和2018财年的A-Best资产负债表。除其中或其附注所述外，A-Best财务报表：（a）公平地列出A-Best截至各自日期的财务状况以及A-Best的经营业绩和财务状况变动。所涵盖的各个时期; （b）按照A-Best在所涵盖期间内一贯适用的正常商业惯例编制。 A-Best和卖方将与买方合作，在交割前编制以下经审计的财务报表（ “A-Best审计财务报表” ）：（i）经审计的经营报表，资产负债表和2017财年和2018财年的现金流量以及截至2019年3月31日止三个月的经审查的经营报表，资产负债表和现金流量表。所有财务报表均应按照美国公认会计原则编制（“GAAP”）。

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3.5 Capitalization. Seller is the record holder and beneficial owner of an aggregate of 80% of the issued and outstanding A-Best Shares, (i) free and clear of all liens, (ii), has good and marketable title to the Shares, (iii) has full right, title, power and authority to validly, sell assign, transfer and convey the Shares to the Buyer, and (iv) has not entered into any agreement to sell, hypothecate or otherwise dispose of the Shares to any other person or entity. There are no bonds, debentures, notes or other indebtedness of A-Best having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Shares may vote (“Voting Company Debt”). Except as otherwise set forth herein, as of the date of this Agreement, there are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, contracts, agreements, arrangements or undertakings of any kind to which A-Best or Seller is a party or by which A-Best or Seller is bound (i) obligating A-Best or Seller to issue, deliver or sell, or cause to be issued, delivered or sold, additional membership units or other equity interests in, or any security convertible or exercisable for or exchangeable into any membership units or other equity interest in, A-Best or any Voting Company Debt, (ii) obligating A-Best or Seller to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, contract, arrangement or undertaking or (iii) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the Shares of A-Best.

资本。卖方为80% A-Best股份的记录持有人及实益拥有人，占已发行A-Best股份的80％，(i) 没有任何留置权或者质押，（ii）对股份拥有良好且可销售的所有权（iii）拥有向买方，出售转让，转让及处置股份的全部权利，所有权，权力及授权，及（iv）并无订立任何出售，抵押或以其他方式处置股份予任何人的协议其他人或实体。 A-Best没有任何债券，债权证，票据或其他债务，对于股票持有人可投票的任何事项，有权投票（或可转换为或可交换为有投票权的证券）（“投票公司债务”）。除本协议另有规定外，截至本协议日期，不存在期权，认股权证，权利，可转换或可交换证券，虚拟股票权利，股票增值权，股票表现单位，承诺，合同，协议A-Best或卖方为其一方或A-Best或卖方受其约束的任何类型的安排或承诺（i）构成A-Best或卖方的义务去发行，交付或出售或导致交付或出售，增加的会员单位或其他股权，或任何可转换或可行使或可兑换成任何股本利益或A-Best或任何投票公司债务的其他股权的证券，（ii）赋予A-Best或卖方发行，授予，期权，权证，看涨期权，权利，担保，承诺，合同，安排或承销的权利或（iii）赋予任何其他人获得任何经济利益或类似或从A-Best股份持有人衍生的经济效益。

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3.6 Absence of Changes. Except as otherwise set forth on Schedule 3.6 hereto or otherwise disclosed to and acknowledged by Buyer in writing since the date hereof and prior to the Closing:

没有变化。 除非本协议附表3.6另有规定或以其他方式在本协议日期前和交割日期前以书面形式向买方披露并予以承认：

(a) There has not been any material adverse change in the business, condition, assets, operations or prospects of A-Best and no event has occurred that is reasonably likely to have a material adverse effect on the business, condition, assets, operations or prospects of A-Best.

A-Best 的业务，状况，资产，营运或前景并无任何重大不利变动，且并无发生任何可能对A-Best 的业务，状况，资产，营运或前景造成重大不利影响的事件。

(b) A-Best has not repurchased, redeemed or otherwise reacquired any of its shares or other securities.

A-Best未回购，赎回或以其他方式重新获得其任何股份或其他证券。

(c) A-Best has not sold or otherwise issued any of its shares.

A-Best尚未出售或以其他方式发行任何股份。

(d) A-Best has not amended its articles of organization, operating agreement or other charter or organizational documents, nor has it effected or been a party to any merger, recapitalization, reorganization or similar transaction.

A-Best未修改其组织章程，经营协议或其他章程或组织文件，也未对任何合并，资本重组，重组或类似交易实施或成为其当事方。

(e) A-Best has not formed any subsidiary or contributed any funds or other assets to any existing subsidiary.

A-Best尚未成立任何子公司或向任何现有子公司提供任何资金或其他资产。

(f) A-Best has not purchased or otherwise acquired any material assets, nor has it leased any assets from any other person, except in the ordinary course of business consistent with past practice.

A-Best没有购买或以其他方式获得任何重大资产，也没有从任何其他人租赁任何资产，除非在与以往惯例一致的日常业务过程中。

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(g) A-Best has not made any capital expenditure outside the ordinary course of business or inconsistent with past practice.

A-Best没有在日常业务范围之外进行任何资本支出或与过去的做法不一致。

(h) A-Best has not sold or otherwise transferred any material assets to any other person, except in the ordinary course of business consistent with past practice and at a price equal to the fair market value of the assets transferred.

A-Best没有出售或以其他方式将任何重大资产转让给任何其他人，除非是通过在与正常业务相符的过往惯例中且价格等于所转让资产的公平市场价值的方式。

(i) There has not been any material loss, damage or destruction to any of the material properties or Assets of A-Best (whether or not covered by insurance).

A-Best的任何重要财产或资产（无论是否由保险承保）均未发生任何重大损失，损坏或破坏。

(j) A-Best has not written off as uncollectible any indebtedness or accounts receivable, except for write offs that were made in the ordinary course of business consistent with past practice.

A-Best未作为无法收回的任何债务或应收账款予以注销，除非在与日常业务相符的日常业务过程中进行注销。

(k) A-Best has not leased any assets to any other person except in the ordinary course of business consistent with past practice and at a rental rate equal to the fair rental value of the leased assets.

A-Best并未向任何其他人出租任何资产，惟在与日常业务一致的日常业务过程中，且租金等于租赁资产的公平租赁价值。

(l) A-Best has not mortgaged, pledged, hypothecated or otherwise encumbered any real or personal assets.

A-Best没有抵押，质押或以其他方式抵押任何真实或个人资产。

(m) A-Best has not entered into any contract, or incurred any debt, liability or other obligation (whether absolute, accrued, contingent or otherwise), except for (i) contracts that were entered into in the ordinary course of business consistent with past practice and that have terms of less than six (6) months and do not contemplate payments by or to A-Best which will exceed, over the term of the contract, ten thousand dollars ($10,000) in the aggregate, and (ii) current liabilities incurred in the ordinary course of business consistent with the past practice.

A-Best未订立任何合约，或承担任何债务，法律责任或其他责任（不论是绝对的，应计的，或有的或其他的），但（i）在日常业务过程中订立的合约与过往惯例一致并且有少于六（6）个月的条款，并且没有考虑到A-Best支付的款项，在合同期限内超过一万美元（10,000美元），以及（ii）流动负债在正常业务过程中产生的与过去惯例一致的。

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(n) A-Best has not made any loan or advance to any other person, except for advances that have been made to customers in the ordinary course of business consistent with past practice and that have been properly reflected as "accounts receivables."

A-Best没有向任何其他人提供任何贷款或垫款，除了在正常业务过程中按照过去惯例向客户支付的预付款以及已正确反映为“应收账款”的预付款。

(o) Other than annual raises or bonuses paid or provided consistent with past business practices not exceeding in the aggregate $2,500, A-Best has not paid any bonus to, or increased the amount of the salary, fringe benefits or other compensation or remuneration payable to, any of the managers, officers or employees of A-Best.

除了按照过去的商业惯例支付或提供的年度加薪或奖金，总额不超过2,500美元，A-Best尚未向A-Best的任何经理，高级职员或员工支付任何奖金或增加工资，附加福利或其他薪酬或报酬。

(p) No contract or other instrument to which A-Best is or was a party or by which A-Best or any of its assets are or were bound has been amended or terminated, except in the ordinary course of business consistent with past practice.

除非在与以往惯例一致的日常业务过程中，A-Best未成为或已成为当事方的合约或其他工具，或A-Best或其任何资产受到约束或已被终止的合约或其他文书已被修订或终止。

(q) A-Best has not discharged any lien or discharged or paid any indebtedness, liability or other obligation, except for current liabilities that (i) are reflected in the A-Best Financial Statements as of December 31, 2018 or have been incurred since December 31, 2018 in the ordinary course of business consistent with past practice, and (ii) have been discharged or paid in the ordinary course of business consistent with past practice.

A-Best没有解除任何留置权或解除或支付任何债务，责任或其他义务，但（i）在2018年12月31日的A-Best财务报表中反映或自12月31日以来发生的流动负债除外 ，2018年在正常业务过程中与过去惯例一致，并且（ii）已按照过往惯例在日常业务过程中进行了解除或支付。

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(r) A-Best has not forgiven any debt or otherwise released or waived any right or claim, except in the ordinary course of business consistent with past practice.

A-Best没有豁免任何债务或以其他方式免除或放弃任何权利或要求，除非在与正常业务相符的日常业务中。

(s) A-Best has not changed its methods of accounting or its accounting practices in any respect.

A-Best在任何方面都没有改变其会计方法或会计实务。

(t) A-Best has not entered into any transaction outside the ordinary course of business or inconsistent with past practice.

A-Best未在日常业务范围之外进行任何交易或与过往惯例不一致。

(u) A-Best has not agreed or committed (orally or in writing) to do any of the things described in clauses (b) through (t) of this Section.

A-Best未同意或承诺（口头或书面）进行本节（b）至（t）中所述的任何事项。

(v) Seller, as one of the inventors and lawful and record owners of the patents of piezoelectric loudspeakers in the United States, mainland China and Taiwan, has not transferred or encumbered his ownership in the following patents (in the corresponding order with the jurisdictions of the patents): US 8,053,954 B2, CN200710096335, CN204669604U and I 325729.

卖方作为美国，，中国大陆和台湾压电扬声器专利的发明人及合法和记录所有人之一，未转让或担保其在以下专利中的所有权（按照与专利）：US 8,053,954 B2，CN200710096335, CN204669604U和I 325729。

3.7 Absence of Undisclosed Liabilities. A-Best has no debt, liability or other obligation of any nature (whether due or to become due and whether absolute, accrued, contingent or otherwise) that is not reflected or reserved against in the A-Best Financial Statements as of June 30, 2019.

没有未披露的负债。 A-Best没有任何性质的在A-Best财务报表中未反映或保留的截止到2019年6月30日为止的债务，责任或其他义务（无论是到期还是即将到期，无论是绝对的，应计的，或有的还是其他的）。

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3.8 A-Best Assets.

A-Best资产

(a) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach of the terms and conditions of, or result in a loss of rights under, or result in the creation of any lien, charge or encumbrance upon, any of A-Best’s assets (the "Assets").

本协议的签署和交付以及所述交易的完成不会导致违反条款和条件，或导致权利丧失，或导致产生任何留置权，抵押或抵押 ，任何A-Best的资产（“资产”）。

(b) A-Best has good and marketable title to the Assets, free and clear of all mortgages, liens, leases, pledges, charges, encumbrances, equities or claims.

A-Best拥有良好且有市场的资产所有权，且不含任何抵押，留置权，租赁，质押，费用，产权负担，股权或债权。

(c) Except as reflected in the A-Best Financial Statements, the Assets are not subject to any material liability, absolute or contingent.

除了A-Best财务报表中所反映的外，资产不受任何重大责任的限制，无论是绝对的还是或有的。

(d) A-Best has provided to Buyer in writing an accurate description of all of the assets of A-Best or used in the business of A-Best.

A-Best以书面形式准确描述了A-Best的所有资产或用于A-Best业务的所有资产。

(e) A-Best has provided to Buyer in writing a list of all contracts, agreements, licenses, leases, arrangements, commitments and other undertakings to which A-Best is a party or by which it or its property is bound. Except as specified by A-Best to and acknowledged by Buyer, all of such contracts, agreements, leases, licenses and commitments are valid, binding and in full force and effect. As soon as practicable after the execution of this Agreement by all Parties, A-Best will provide Buyer with copies of all such documents for Buyer's review.

A-Best以书面形式向买方提供了A-Best为其一方或其所属财产的所有合同，协议，许可，租赁，安排，承诺和其他承诺的清单。 除A-Best规定并由买方承认外，所有此类合同，协议，租约，许可和承诺均有效，具有约束力且完全有效。 在所有各方执行本协议后，A-Best将尽快向买方提供所有此类文件的副本供买方审查。

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3.9 Compliance with Laws; Licenses and Permits. A-Best is not in violation of, nor has it failed to conduct its business in material compliance with, any applicable federal, state, local or foreign laws, regulations, rules, treaties, rulings, orders, directives or decrees where A-Best conducts its business. A-Best has delivered to Buyer a complete and accurate list and provided Buyer with the right to inspect true and complete copies of all of the licenses, permits, authorizations and franchises to which A-Best is subject and all said licenses, permits, authorizations and franchises are valid and in full force and effect. Said licenses, permits, authorizations and franchises constitute all of the licenses, permits, authorizations and franchises reasonably necessary to permit A-Best to conduct its business in the manner in which it is now being conducted, and A-Best is not in violation or breach of any of the terms, requirements or conditions of any of said licenses, permits, authorizations or franchises.

遵守法律;执照和许可证。A-Best没有违反A-Best开展业务的任何适用的联邦，州，地方或外国法律，法规，规则，条约，裁决，命令，指令或法令，也没有在违反在以上使用范围内开展业务的重大合规问题 。A-Best向买方提供了完整准确的清单，并为买方提供了检查A-Best所有的所有执照，许可证，授权和特许经营权的真实和完整副本以及所有执照，许可证， 授权和特许经营权是完全有效的。所述的执照，许可证，授权和特许经营权构成了允许A-Best以其现在进行的方式开展业，并不违反任何上述执照，许可，授权或特许经营的任何条款，要求或条件。

3.10 Taxes. Except as disclosed herein, A-Best has accurately and completely filed with the appropriate federal, local and foreign governmental agencies all tax returns and reports required to be filed (subject to permitted extensions applicable to such filings), and has paid or accrued in full all taxes, duties, charges, withholding obligations and other governmental liabilities as well as any interest, penalties, assessments or deficiencies, if any, due to, or claimed to be due by, any governmental authority (including taxes on properties, income, franchises, licenses, sales and payroll). (All such items are collectively referred to herein as "Taxes"). The A-Best Financial Statements fully accrue or reserve all current and deferred taxes. A-Best is not a party to any pending action or proceeding, nor is any such action or proceeding threatened by any governmental authority for the assessment or collection of Taxes. No liability for taxes has been incurred other than in the ordinary course of business. There are no liens for Taxes except for liens for property taxes not yet delinquent. A-Best is not a party to any Tax sharing, Tax allocation, Tax indemnity or statute of limitations extension or waiver agreement and in the past year has not been included on any consolidated combined or unitary return with any entity other than A-Best. A-Best has duly withheld from each payment made to each person from whom such withholding is required by law the amount of all Taxes or other sums (including but not limited to United States federal income taxes, any applicable state or municipal income tax, disability tax, unemployment insurance contribution and Federal Insurance Contribution Act taxes) required to be withheld therefore and has paid the same to the proper tax authorities prior to the due date thereof. To the extent any Taxes withheld by A-Best have not been paid as of the Closing Date because such Taxes were not yet due, such Taxes will be paid to the proper tax authorities in a timely manner. All Tax returns filed by A-Best are accurate and comply with and were prepared in accordance with applicable statutes and regulations. Seller will cause A-Best to prepare and file all Tax returns and pay all Taxes required prior to the Closing. Such Tax returns will be subject to review and approval by Buyer, which approval will not be unreasonably withheld.

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税收。 除本文所披露者外，A-Best已准确，完整地向相应的联邦，地方和外国政府机构提交所有纳税申报表和需要提交的报告（根据适用于此类申请的许可延期），并已全额支付或累计所有税收，关税，收费，扣缴义务和其他政府债务，以及任何政府机构应付或声称应付的任何利息，罚款，评估或缺陷（包括财产，收入，特许经营税），许可证，销售和工资单）。 （所有这些项目在本文中统称为“税收”）。A-Best财务报表全部累计或保留所有当期和递延税项。A-Best不在任何未决诉讼或诉讼的当事方，也不是任何政府机构威胁评估或征收税款的此类诉讼或程序当中。除正常业务过程外，不会产生任何税项负债。税收没有留置权，除了尚未拖欠的财产税的留置权。A-Best不是任何税收分配，税收分配，税务赔偿或法定时效延期或放弃协议的一方，并且在过去一年中未与A-Best以外的任何实体进行任何合并综合或单一回报。A-Best已向法律要求扣除所有税款或其他款项（包括但不限于美国联邦所得税，任何适用的州或市所得税，残疾）的每个人的每笔付款中扣除，因此，需要扣缴税款，失业保险金和联邦保险缴费法税，并在适当的税务机关要求之前支付给相应的税务机关。A-Best提交的所有纳税申报表都是准确的，符合并根据适用的法规和规定准备。卖方将使A-Best准备并提交所有纳税申报表，并在交割前支付所需的所有税款。此类纳税申报表将由买方审查和批准，买方不会无理拒绝批准。

3.11 Environmental Compliance Matters. A-Best has at all relevant times with respect to the Business or otherwise been in material compliance with all applicable environmental laws, and has received no potentially responsible party notices or similar notices from any governmental agencies or private parties concerning potential violations of the federal or local environmental laws and ordinances.

环境合规事项。 A-Best在业务的所有相关时间或在其他方面都遵守所有适用的环境法律，并且未收到任何政府机构或私人方面关于可能违反联邦政府或当地环境法律法规或其他类似通知的潜在责任方通知或类似通知。

3.12 Compensation. A-Best has provided Buyer with a full and complete list of all officers, directors, employees and consultants of A-Best as of the date hereof, specifying their names and job designations, their respective current wages, salaries or other forms of direct compensation, and the basis of such compensation, whether fixed or commission or a combination thereof.

薪酬。 A-Best向买方提供了截至本文发布之日所有A-Best的高级职员，董事，员工和顾问的完整清单，详细说明了他们的姓名和职务名称，他们各自的当前工资，薪水或其他形式的直接补偿 ，以及此类补偿的基础，无论是固定的工资还是佣金或其组合。

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3.13 No Default.

无违约

(a) Each of the contracts, agreements or other instruments of A-Best and each of the standard customer agreements or contracts of A-Best is a legal, binding and enforceable obligation by or against A-Best, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors and the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity). To the knowledge of Seller, no party with whom A-Best has an agreement or contract is in default thereunder or has breached any terms or provisions thereof which is material to the conduct of A-Best’s Business.

A-Best的每份合同，协议或其他工具以及A-Best的每项标准客户协议或合同均属于A-Best的合法，具有约束力和可执行的义务，受适用的破产，破产，重组，暂停或其他类似的联邦或州法律的影响，这些法律影响债权人的权利以及管辖特定业绩，禁令救济或其他公平补救措施的法律规则的效力或可用性（不论在法律程序或公平诉讼中是否考虑任何此类补救办法）。据卖方所知，A-Best与其签订协议或合同的任何一方均未违约或违反任何对A-Best业务有重大影响的条款或规定。

(b) A-Best has performed or is now performing the obligations of, and A-Best is not in material default (or would by the elapse of time and/or the giving of notice be in material default) in respect of, any contract, agreement or commitment binding upon it or its assets or properties and material to the conduct of its business. No third party has raised any claim, dispute or controversy with respect to any of the executed contracts of A-Best , nor has A-Best received notice of warning of alleged nonperformance, delay in delivery or other noncompliance by A-Best with respect to its obligations under any of those contracts, nor are there any facts which exist indicating that any of those contracts may be totally or partially terminated or suspended by the other Parties thereto.

A-Best已履行或正在履行其义务，而A-Best并未就任何约束或其资产或财产及其业务开展材料的合约，协议或承诺构成重大违约（或者通过时间的推移和/或通知的发布造成重大违约）。没有任何第三方就任何已执行的A-Best合同提出任何索赔，纠纷或争议，A-Best也没有收到关于其任何合同规定的不履行，延迟交付或其他不遵守A-Best的警告的通知，也不存在任何事实表明任何合同可能被其他各方全部或部分终止或暂停。

3.14 Product Warranties. Except as otherwise disclosed to and acknowledged by Buyer in the form of a written disclosure schedule prior to the Closing and for warranties under applicable law, (a) there are no warranties, express or implied, written or oral, with respect to the products or projects of A-Best, (b) there are no pending or threatened claims with respect to any such warranty and (c) A-Best has no, and after the Closing Date, will have no, liability with respect to any such warranty, whether known or unknown, absolute, accrued, contingent, or otherwise and whether due or to become due, other than customary returns in the ordinary course of business that are fully reserved against in the A-Best Financial Statements.

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产品保修。 除了在交割前以书面附件3.14向买方披露和承认，并且根据适用法律进行保证，则（a）对于A-Best的产品或项目，没有任何明示或暗示的书面或口头保证，（b）对任何此类保证没有未决或受到威胁的索赔，且（c）A-Best现在，且在交割日期之后，在将来也不会任何此类保证承担任何责任，无论是已知的还是未知的，绝对的，应计的，或有的或其他的，无论是到期还是将要到期的，除了在A-Best财务报表中完全保留的日常业务过程中的惯常回报。

3.15 Reserved. 保留。

3.16 Insurance. A-Best has provided Buyer with complete and accurate copies of all policies of insurance and provided Buyer with the right to inspect true and complete copies of all policies of insurance to which A-Best is a party or is a beneficiary or named insured as of the Closing Date. A-Best has in full force and effect, with all premiums due thereon paid the policies of insurance set forth therein. There were no claims in excess of $10,000 asserted or currently outstanding under any of the insurance policies of A-Best in respect of all motor vehicle, general liability, since inception.

保险。 A-Best为买方提供了所有保险单的完整和准确的副本，并为买方提供了检查A-Best在交割日之前作为缔约方或受益人或被保险人的所有保险单的真实和完整副本的权利。A-Best具有完全的效力，其所有保费均支付了其中规定的保险单。自成立以来，A-Best的任何保险单均未就所有机动车辆的一般责任索赔超过10,000美元或目前尚未提出索赔。

3.17 Labor Relations. None of the employees of A-Best are represented by any union or are parties to any collective bargaining arrangement, and, to the knowledge of Seller, no attempts are being made to organize or unionize any of A-Best’s employees. Except as disclosed in writing to Buyer prior to the Closing, to the knowledge of Seller, there is not presently pending or existing, and there is not presently threatened, any material (a) strike, slowdown, picketing, work stoppage or employee grievance process, or (b) action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) against or affecting A-Best relating to the alleged violation of any legal requirement pertaining to labor relations or employment matters. A-Best is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages and hours, occupational safety and health and is not engaged in any unfair labor practices.

劳动关系。 A-Best的任何员工均不属于任何工会或是任何集体谈判的组织，并且据卖方所知，并未试图组织或组织任何A-Best员工。除非在交割前以书面形式向买方披露，据卖方所知，目前尚无待定或现有，且目前尚未受到威胁，任何重大的（a）罢工，减速，纠察，停工或员工申诉程序，或（b）诉讼，仲裁，审计，听证，调查，诉讼或诉讼（无论是民事，刑事，行政，调查还是非正式） 或影响A-Best涉及涉嫌违反劳动关系或雇佣事宜的任何法律要求。A-Best遵守所有适用的法律，包括就业和雇佣惯例，就业条款和条件，工资和工时，职业安全和健康，并且不从事任何不公平的劳工行为。

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3.18 Condition of Premises. All real property leased by A-Best is in good condition and repair, ordinary wear and tear excepted.

房屋条件。 所有由A-Best租赁的不动产都处于良好状态和维修状态，普通磨损除外。

3.19 No Distributor Agreements. Except as disclosed to and acknowledged by Buyer in writing prior to the Closing, A-Best is not a party to, nor is the property of A-Best bound by, any distributors' or manufacturer's representative or agency agreement.

没有经销商协议。 除非在交割前以书面形式向买方披露并予以承认，否则A-Best不是任何分销商或制造商代表或代理协议的A-Best财产，也不是A-Best的财产。

3.20 Conflict of Interest Transactions. No past or present member, manager, director, officer or employee of A-Best or any of their affiliates (i) is indebted to, or has any financial, business or contractual relationship or arrangement with A-Best, or (ii) has any direct or indirect interest in any property, asset or right which is owned or used by A-Best or pertains to the business of A-Best with the exception of outstanding member loans which will be satisfied and discharged in full prior to the Closing Date.

利益冲突交易。 A-Best或其任何关联公司的过去或现任成员，经理，董事，高级职员或员工（i）欠A-Best款项，或与A-Best有任何财务，业务或合约关系或安排，或（ii）与A-Best拥有或使用或与A-Best业务有关的任何财产，资产或权利拥有任何直接或间接权益，但未偿还的贷款除外，该等贷款将全数在交割日期之前履行并解除。

3.21 Litigation. There is no action, suit, proceeding, dispute, litigation, claim, complaint or, to the knowledge of Seller, investigation by or before any court, tribunal, governmental body, governmental agency or arbitrator pending or threatened against or with respect to A-Best which (i) if adversely determined would have a material adverse effect on the business, condition, assets, operations or prospects of A-Best, or (ii) challenges or would challenge any of the actions required to be taken by A-Best under this Agreement. There exists no basis for any such action, suit, proceeding, dispute, litigation, claim, complaint or investigation.

诉讼。 没有任何行动，诉讼，法律程序，争议，起诉，索赔，投诉或据卖方所知，由任何法院，法庭，政府机构，政府机构或仲裁员或在其之前或之前对A-Best提出或受到威胁的调查，这些调查（i）如果有不利的决定会对A-Best的业务，状况，资产，运营或前景产生重大不利影响，或（ii）挑战或可能挑战A-Best要根据本协议采取的任何行动。 任何此类行动，诉讼，法律程序，争议，起诉，索赔，投诉或调查均无任何依据。

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3.22 Non-Contravention. Neither (a) the execution and delivery of this Agreement, nor (b) the performance of this Agreement will: (i) contravene or result in a violation of any of the provisions of the organizational documents of A-Best; (ii) contravene or result in a violation of any resolution adopted by the members or directors of A-Best; (iii) result in a violation or breach of, or give any person the right to declare (whether with or without notice or lapse of time) a default under or to terminate, any material agreement or other instrument to which A-Best is a party or by which A-Best or any of its assets are bound; (iv) give any person the right to accelerate the maturity of any indebtedness or other obligation of A-Best; (v) result in the loss of any license or other contractual right of A-Best; (vi) result in the loss of, or in a violation of any of the terms, provisions or conditions of, any governmental license, permit, authorization or franchise of A-Best; (vii) result in the creation or imposition of any lien, charge, encumbrance or restriction on any of the assets of A-Best; (viii) result in the reassessment or revaluation of any property of A-Best by any taxing authority or other governmental authority; (ix) result in the imposition of, or subject A-Best to any liability for, any conveyance or transfer tax or any similar tax; or (x) result in a violation of any law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which A-Best or any of its assets are subject.

无违规。（a）本协议的执行和交付，以及（b）本协议的履行均不会：（i）违反或导致违反A-Best组织文件的任何规定; （ii）违反或导致违反A-Best成员或董事通过的任何决议; （iii）导致违反或违反或授予任何人声明（无论是否有通知或时间间隔）违约或终止A-Best作为A-Best的任何重大协议或其他文书中的当事人或其任何资产受约束的一方的权利; （iv）赋予任何人加速A-Best的任何债务或其他义务到期的权利; （v）导致A-Best的任何许可或其他合同权利的丧失; （vi）导致A-Best的任何政府许可，许可，授权或特许经营权的损失或违反任何条款，规定或条件; （vii）导致对A-Best的任何资产产生或施加任何留置权，押记，抵押或限制; （viii）导致任何税务机关或其他政府机构对A-Best的任何财产进行重新评估或重估; （ix）导致对任何运输税或转让税或任何类似税项征收或承担A-Best的任何责任; 或（x）导致违反A-Best或其任何资产所适用的任何法律，规则，法规，条约，裁决，指令，命令，仲裁裁决，判决或法令。

3.23 Approvals. A-Best has provided Buyer with a complete and accurate list of all jurisdictions in which A-Best is authorized to do business along with the documentation evidencing such authorization. No authorization, consent or approval of, or registration or filing with, any governmental authority is required to be obtained or made by A-Best in connection with the execution, delivery or performance of this Agreement, including the conveyance to Buyer of the Business.

批准。 A-Best向买方提供了A-Best被批准开展业务的所有司法管辖区的完整而准确的清单，以及证明此类授权的文件。 A-Best无需就本协议的执行，交付或履行，包括向买方转让业务，获得或制作任何政府机构的授权，同意或批准，或注册或提交任何文件。

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3.24 Brokers. A-Best has not agreed to pay any brokerage fees, finder's fees or other fees or commissions with respect to the Transaction, and no person is entitled, or intends to claim that it is entitled, to receive any such fees or commissions in connection with such Transaction.

经纪人。 A-Best尚未同意就任何交易支付任何经纪费，中间人费用或其他费用或佣金，且任何人均无权或有意声称其有权获得任何与此相关的费用或佣金。

3.25 Special Government Liabilities. A-Best has no existing or pending liabilities, obligations or deferred payments due to any federal, state or local government agency or entity in connection with its business or with any program sponsored or funded in whole or in part by any federal, state or local government agency or entity, nor are A-Best or Seller aware of any threatened action or claim or any condition that could support an action or claim against A-Best or the Business for any of said liabilities, obligations or deferred payments.

特别政府债务。 A-Best没有任何联邦，州或地方政府机构或实体因其业务或任何由任何联邦，州或地方政府机构或实体全部或部分资助或投资的计划而产生或未决的债务，义务或延期付款，也没有A-Best或卖方所知的任何受到威胁的诉讼或索赔，或任何可能支持针对任何上述责任，义务或延期付款而针对A-Best或业务的诉讼或索赔的条件。

3.26 Change of Control. Upon Closing and transfer of the Shares from Seller to Buyer, Seller and A-Best acknowledge and understand that Buyer will have become the holder of fifty-one percent (51%) of the A-Best Shares, the control interest of A-Best.

控制权变更。 在卖方交割并将股份转让给买方之时，卖方和A-Best承认并理解，买方将成为A-Best股份百分之五十一（51％）的持有人，即A-Best的控股权益方。

3.27 Net Working Capital. Immediately prior to the Closing, A-Best's Working Capital, as hereinafter defined, shall be no less than five thousand dollars ($5,000) of cash or cash equivalent in A-Best’s Working Capital. For purposes of this Section 3.27:

净营运资金。 临交割前，A-Best的营运资金（如下文定义）不得少于五千美元（5,000.00美元）的现金或现金等价物。 出于第3.27节的目的，有以下定义：

i. "Current Assets" means the current assets of Seller as determined in accordance with U.S. generally accepted accounting principles.

“流动资产”是指根据美国公认会计原则确定的卖方流动资产。

ii. "Current Liabilities" means the current Liabilities of Seller as determined in accordance with U.S. generally accepted accounting principles.

“流动负债”是指根据美国公认会计原则确定的卖方的当前负债。

iii. "Working Capital" means an amount equal to (a) the amount of the Current Assets, minus (b) the amount of the Current Liabilities.

“营运资金”是指等于（a）流动资产金额减去（b）流动负债金额的金额。

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3.28 Full Disclosure. Neither this Agreement (including the exhibits hereto) nor any statement, certificate or other document delivered to Buyer by or on behalf of A-Best contains any untrue statement of a material fact or omits to state a material fact necessary to make the representations and other statements contained herein and therein not misleading.

全面披露。 本协议（包括此处的附件）或由A-Best或代表A-Best交付给买方的任何声明，证书或其他文件均不包含任何关于重要事实的不实陈述或遗漏陈述必要的重要事实，以使其中包含的陈述和其他陈述不会产生误导。

3.29 Tax Advice. A-Best and Seller hereby represent and warrant that they have sought their own independent tax advice regarding the Transaction and neither A-Best nor Seller have relied on any representation or statement made by Buyer or their representatives regarding the tax implications of such transactions.

税务意见。 A-Best和卖方在此声明并保证他们已就交易寻求自己的独立税务建议，A-Best或卖方均未依赖买方或其代表就此类交易的税务影响做出任何陈述或陈述。

3.30 Conduct of Business Prior to the Closing. From the date hereof until the Closing Date, except as otherwise provided in this Agreement or consented to in writing by Buyer (which consent shall not be unreasonably withheld or delayed), A-Best shall (a) conduct the Business in the ordinary course of business; and (b) use commercially reasonable efforts to maintain and preserve intact its current Business organization, operations and franchise and to preserve the rights, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having relationships with the Business. From the date hereof until the Closing, except as consented to in writing by Buyer (which consent shall not be unreasonably withheld or delayed), Seller shall not take any action that would cause any of the changes, events or conditions described in Section 3.6 to occur.

在交割前进行业务。自本协议另有规定之日起至截止日期止，除非本协议另有规定或买方书面同意（同意不得无理拒绝或延迟），A-Best应（a）在日常业务过程中开展业务; （b）采取商业上合理的努力来维持和保持其现有的业务组织，运营和特许经营权，并保护其员工，客户，贷方，供应商，监管机构和与业务有关系的其他人的权利，特许经营权，商誉和关系。自截止日期起至截止日期为止，除非买方书面同意（不得无理拒绝或延迟同意），卖方不得采取任何可能导致第3.6节中所述的任何变更，事件或条件发生的行为。

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3.31 Access to Information. From the date hereof until the Closing, Seller and A-Best shall (a) afford Buyer and its representatives reasonable access to and the right to inspect all of the real property, properties, assets, premises, books and records, contracts and other documents and data related to the Business; (b) furnish Buyer and its representatives with such financial, operating and other data and information related to the Business as Buyer or any of its representatives may reasonably request; and (c) instruct the representatives of Seller to cooperate with Buyer in its investigation of the Business; provided, however, that any such investigation shall be conducted during normal business hours upon reasonable advance notice to Seller, under the supervision of Seller's personnel and in such a manner as not to interfere with the conduct of the Business or any other businesses of Seller. Notwithstanding anything to the contrary in this Agreement, Seller shall not be required to disclose any information to Buyer if such disclosure would, in Seller's sole discretion: (x) cause significant competitive harm to Seller and its businesses, including the Business, if the transactions contemplated by this Agreement are not consummated; (y) jeopardize any attorney-client or other privilege; or (z) contravene any applicable law, fiduciary duty or binding agreement entered into prior to the date of this Agreement. Prior to the Closing, without the prior written consent of Seller, which may be withheld for any reason, Buyer shall not contact any suppliers to, or customers of the Business.

获取信息。自截止日期起至卖方止，卖方及A-Best应（a）向买方及其代表提供合理的查阅和检查所有不动产，财产，资产，处所，账簿及记录，合约及其他文件以及和与业务有关的数据的权利; （b）向买方及其代表提供与买方或其任何代表可合理要求的业务有关的财务，经营和其他数据和信息；和（c）指示卖方代表与买方合作调查业务；但是，任何此类调查应在正常工作时间内在卖方的合理预先通知下，在卖方人员的监督下进行，并且不得干扰卖方的业务或任何其他业务。即使本协议中有任何相反的规定，根据卖方自行决定，卖方无须向买方披露以下信息，如果以下披露会：（x）在本协议所涉及的交易未能完成的情况下对卖方及其业务（包括业务）造成重大的竞争损害；（y）危及任何律师与客户保密特权或其他特权；或（z）违反在本协议日期之前订立的任何适用法律，信托义务或具有约束力的协议。在交易完成之前，未经卖方事先书面同意（可能因任何原因而被扣留），买方不得与任何供应商或业务客户联系。

4. Representations and Warranties of Buyer.

买方的陈述和保证。

Except as set forth on the Disclosure Schedules, Buyer represents and warrants, as of the date hereof until the Closing Date, to Seller and A-Best as follows:

除披露时间表中规定的情况外，买方自截止日期起至卖方和A-Best代表并保证如下：

4.1 Power and Authority; Binding Nature of Agreement. Buyer has full power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Buyer have been duly authorized by all necessary action on its part. Assuming that this Agreement is a valid and binding obligation of the other party hereto, this Agreement is a valid and binding obligation of Buyer.

权力与权威; 协议的约束性质。买方拥有签订本协议并履行本协议义务的全部权力和权限。买方执行，交付和履行本协议已得到其所有必要行动的正式授权。假设本协议是另一方的有效且具有约束力的义务，则本协议是买方的有效且具有约束力的义务。

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4.2 Approvals. No authorization, consent or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by Buyer in connection with the execution, delivery or performance of this Agreement or than such filings as may be required under applicable securities laws, rules and regulations.

批准。 买方无须在执行，交付或履行本协议时获得或制作任何政府机构或任何其他人的授权，同意或批准，或登记或备案，或者无须根据适用的证券法律，法规和规定要求提供此类文件。

4.3 Good Standing. Buyer (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, (ii) has all necessary power and authority to own its assets and to conduct its business as it is currently being conducted, (iii) is duly qualified or licensed to do business and is in good standing in every jurisdiction (both domestic and foreign) where such qualification or licensing is required, and (iv) has the full right, corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

良好存续。买方（i）是根据其组织的司法管辖区的法律正式组织的，有效存在并且信誉良好，（ii）拥有其资产并拥有开展其目前正在进行的业务的所有必要权力和授权，（iii）具有适当的资格或许可经营，并且在需要此类资格或许可的每个司法管辖区（国内和国外）均享有良好的资格，并且（iv）拥有签订本协议并履行本协议义务的全部权利，公司权力和授权。

4.4 Authority. The execution of this Agreement by the individual whose signature is set forth at the end of this Agreement, and the delivery of this Agreement by Buyer, have been duly authorized by all necessary corporate action on the part of Buyer;

授权。 本协议结束时签署的个人执行本协议以及买方交付本协议的行为均已得到买方所有必要的公司行动的正式授权。

4.5 Reserved. 保留。

4.6 Non-Contravention. The execution, delivery and performance of this Agreement by Buyer will not violate, conflict with, require consent under or result in any breach or default under (i) any of Buyer's organizational documents (including its Certificate of Incorporation and By-laws), (ii) any applicable Law or (iii) with or without notice or lapse of time or both, the provisions of any material contract or agreement to which Buyer is a party or to which any of its material assets are bound (the "Buyer Contracts").

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无违约。买方执行，交付和履行本协议不会因为要求同意或由于以下任何违规或违约而导致违约和冲突：（i）买方的任何组织文件（包括其公司注册证书和章程），（ii）任何适用的法律或（iii）在有或者没有通知或没有时间间隔或两者皆有的情况下，买方作为当事方或者买方的任何重要资产受其约束的任何重要合同或协议的条款（“买方合同”）。

4.7 Material Compliance. Buyer is in material compliance with all applicable Laws and Buyer Contracts relating to this Agreement, and the operation of its business.

主要合规性。 买方在物质上遵守与本协议相关的所有适用法律和买方合同及其业务运营。

4.8 Full Disclosure. Neither this Agreement (including the exhibits hereto) nor any statement, certificate or other document delivered to Seller by or on behalf of Buyer contains any untrue statement of a material fact or omits to state a material fact necessary to make the representations and other statements contained herein and therein not misleading.

全面披露。无论是本协议还是任何由买方或代表买方交付给卖方的声明，证书或其他文件，均不得包含任何关于重大事实的不实陈述或由于省略陈述必要的重要事实，以使其中包含的陈述和其他陈述产生误导的内容。

5. Conditions to Closing. 交割条件

5.1 Conditions Precedent to Buyer's Obligation to Close. Buyer's obligation to close the transaction as contemplated in this Agreement is conditioned upon the occurrence or waiver by Buyer of the following:

买方履行交割义务的先决条件。 买方有义务按照本协议的规定结束交易，取决于买方是否发生以下情况：

(a) Seller has delivered A-Best Audited Financial Statements prior to the Closing.

卖方在交割前已交付了A-Best的审计财务报表。

(b) All representations and warranties by the Seller and/or A-Best made in this Agreement or in any exhibit or schedule hereto delivered by the Seller shall be true and correct as of the Closing Date with the same force and effect as if made on and as of that date and Buyer shall in its sole discretion be satisfied with such representations and exceptions in such representation and/or as set forth on any exhibit or schedule hereto.

卖方和/或A-Best在本协议或卖方在交割日期之前交付的任何附件或附表中作出的所有陈述和保证均真实无误，具有与该日期作出的陈述和保证具有相同的效力和效果，买方应有权自行决定对此类陈述和/或本协议的任何附件或附表中所列的陈述和例外情况表示满意。

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(c) The Seller shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing Date.

卖方应履行并遵守本协议要求的所有协议，契约和条件，以便在截止日期或截止日期之前执行或遵守。

(d) Buyer must be satisfied in its sole and absolute discretion with its due diligence of A-Best.

买方必须完全自行决定对A-Best的尽职调查表满意。

(e) Seller shall have delivered to the Buyer the current and effective articles of organization and certificate of good standing, if applicable and appropriate officer’s certificate certifying approval of the Transaction by the board of directors of A-Best.

卖方应向买方交付当前有效的组织章程和良好存续证明（如适用）以及A-Best董事会证明交易批准的相应高级员工的证书。

5.2 Conditions Precedent to Seller's Obligation to Close. The Seller’s obligation to close the transaction as contemplated in this Agreement is conditioned upon the occurrence or waiver by the Seller of the following:

卖方交割义务的先决条件。 卖方有义务按照本协议的规定结束交易，条件是发生或卖方放弃以下事项：

(a) All representations and warranties of Buyer made in this Agreement or in any exhibit hereto delivered by Buyer shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of that date.

买方在本协议或任何附件中作出的所有陈述和保证在截止日期和截止日期均为真实和正确，具有与在该日期和截至该日期之前作出的陈述和保证具有相同的效力。

(b) Buyer shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing Date.

买方应履行并遵守本协议要求的所有协议和条件，以便在交割日期或之前由买方履行或遵守。

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(c) Buyer shall deliver the Consideration as set forth in Section 1.3 to Seller in the appropriate format to the satisfaction of the Seller.

买方应以适当的方式向卖方交付第1.3节中规定的对价，以使卖方满意。

6. Survival of Representations and Warranties.

陈述和保证的存续条款。

All representations and warranties made by each of the Parties hereto will survive the Closing for twelve (12) months after the Closing Date, or longer if expressly and specifically provided in the Agreement. Seller and A-Best will have joint and several liability under this Agreement, where expressly and specifically provided in this Agreement.

本协议各方作出的所有陈述和保证将在交割日后的十八（12）个月内继续有效，或者如果协议中明确规定，则有可能更长。如果本协议中明确规定，卖方和A-Best将根据本协议承担连带责任。

7. Indemnification.

赔偿。

7.1 Indemnification by A-Best and Seller. A-Best and Seller, jointly and severally, agree to indemnify, defend and hold harmless Buyer and its affiliates against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties and reasonable attorney's fees and costs ("Losses"), incurred by Buyer or any of its affiliates arising, resulting from, or relating to any and all liabilities of A-Best incurred prior to the Closing Date or relating to the Assets prior the Closing Date, any misrepresentation of a material fact or omission to disclose a material fact made by A-Best or Seller in this Agreement, in any exhibits or schedules to this Agreement or in any other document furnished or to be furnished by A-Best or Seller under this Agreement, or any breach of, or failure by A-Best or Seller to perform, any of their representations, warranties, covenants or agreements in this Agreement or in any exhibit or other document furnished or to be furnished by the A-Best or Seller under this Agreement. Notwithstanding anything to the contrary herein, the maximum aggregate liability of A-Best and the Seller pursuant to this Section shall be no more than $10,000.

A-Best和卖方提供的赔偿。A-Best和卖方，共同和各自同意赔偿，捍卫并使买方及其关联公司免受以下损害，任何和所有索赔，要求，损失，成本，费用，义务，责任和损害赔偿，包括在交割日期前或交割日期前与资产有关的产生，买方或其任何关联公司因A-Best的任何和所有负债发生，产生或与之相关的利息，罚款和合理的律师费和“损失”（“损失”），任何对本协议中的A-Best或卖方，本协议的任何附件或附表或在本协议下由A-Best或卖方根据本协议提供或将由其提供的任何其他文件披露重大事实或遗漏的重大事实或不作为的任何虚假陈述，或A-Best或卖方违反或未能履行本协议或A-Best或卖方根据本协议提供或将要提供的任何附件或其他文件中的任何陈述，保证，契约或协议。即便本协议有任何相反规定，A-Best和卖方依据本节规定的最高赔偿责任总额不得超过10,000美元。

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7.2 Indemnification by Buyer. Buyer agrees to indemnify, defend and hold harmless the Seller arising, resulting from, or relating to any misrepresentation of a material fact or omission to disclose a material fact made by the Buyer in this Agreement, in any exhibits to this Agreement or in any other document furnished or to be furnished by the Buyer to the Seller under this Agreement, or any material breach of, or failure by Buyer to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any exhibit or other document furnished or to be furnished by Buyer under this Agreement provided however and notwithstanding anything to the contrary herein, the maximum aggregate liability of the Buyer pursuant to this Section shall be no more than $10,000.

由买方提供的赔偿。买方同意赔偿、保护并使卖方免于因买方在本协议，本协议的任何附件或其他买方根据本协议提供或将要向卖方提供的任何文件中的对任何重大事实的虚假陈述或遗漏披露重大事实而引起、导致或与其相关的，或者由于买方未能履行本协议，或买方根据本协议提供或将要提供的任何附件或其他文件中的任何陈述，保证，契约或协议的任何重大违反或未能履行而造成的伤害，尽管有任何相反的规定，根据本节规定，买方的最高总赔偿不得超过10,000美元。

7.3 Procedure for Indemnification Claims.

赔偿申请程序。

(a) Whenever any parties become aware that a claim (an "Underlying Claim") has arisen entitling them to seek indemnification under Section 7 of this Agreement, such parties (the "Indemnified Parties") shall promptly send a notice ("Notice") to the parties liable for such indemnification (the "Indemnifying Parties") of the right to indemnification (the "Indemnity Claim"); provided, however, that the failure to so notify the Indemnifying Parties will relieve the Indemnifying Parties from liability under this Agreement with respect to such Indemnity Claim only if, and only to the extent that, such failure to notify the Indemnifying Parties results in the forfeiture by the Indemnifying Parties of rights and defenses otherwise available to the Indemnifying Parties with respect to the Underlying Claim. Any Notice pursuant to this Section 7.3(a) shall set forth in reasonable detail, to the extent then available, the basis for such Indemnity Claim and an estimate of the amount of damages arising therefore.

当任何一方意识到索赔（“相关索赔”）已经产生，使他们有权根据本协议第7节寻求赔偿，此类当事人（“被赔偿方”）应立即向赔偿责任方（“赔偿方”）发送通知（“通知”），以获得赔偿（“赔偿请求”）; 但是，如果没有通知赔偿方，则只有在且仅在此范围内，赔偿方将免除其根据本协议对此类赔偿要求承担的责任。根据本第7.3（a）条发出的任何通知应在可能的范围内以合理的细节阐述此类赔偿请求的依据以及因此产生的损害赔偿金额的估计。

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(b) If an Indemnity Claim does not result from or arise in connection with any Underlying Claim or legal proceedings by a third party, the Indemnifying Parties will have thirty (30) calendar days following receipt of the Notice to issue a written response to the Indemnified Parties, indicating the Indemnifying Parties' intention to either (i) contest the Indemnity Claim or (ii) accept the Indemnity Claim as valid. The Indemnifying Parties' failure to provide such a written response within such thirty (30) day period shall be deemed to be an acceptance of the Indemnity Claim as valid. In the event that an Indemnity Claim is accepted as valid, the Indemnifying Parties shall, within fifteen (15) business days after receiving a final and non-appealable judgement from a competent court or authority, pay Losses incurred by the Indemnified Parties in respect of the Underlying Claim in cash by wire transfer of immediately available funds to the account or accounts specified by the Indemnified Parties. To the extent appropriate, payments for indemnifiable Losses made pursuant to this Agreement will be treated as adjustments to the Consideration.

如果赔偿请求不是由第三方的任何相关索赔或法律程序引起或与之相关，则赔偿方将在收到通知后三十（30）个日历日内向受赔偿方发出书面答复，并表明赔偿方有意（i）对赔偿请求提出异议或（ii）接受赔偿请求有效。赔偿方未在三十（30）天内提供书面答复，应视为接受赔偿请求有效。如果赔偿请求被接受为有效，则赔偿方应在收到主管法院或主管当局的最终和不可上诉的判决后十五（15）个工作日内，支付赔偿方就其提出的损失。相关索赔应以现金方式通过电汇将即时可用资金转入受补偿方指定的账户。在适当的范围内，根据本协议支付的可赔偿损失将被视为对对价的调整。

(c) In the event an Indemnity Claim results from or arises in connection with any Underlying Claim or legal proceedings by a third party, the Indemnifying Parties shall have fifteen (15) calendar days following receipt of the Notice to send a Notice to the Indemnified Parties of their election to, at their sole cost and expense, assume the defense of any such Underlying Claim or legal proceeding; provided that such Notice of election shall contain a confirmation by the Indemnifying Parties of their obligation to hold harmless the Indemnified Parties with respect to Losses arising from such Underlying Claim. The failure by the Indemnifying Parties to elect to assume the defense of any such Underlying Claim within such fifteen (15) day period shall entitle the Indemnified Parties to undertake control of the defense of the Underlying Claim on behalf of and for the account and risk of the Indemnifying Parties in such manner as the Indemnified Parties may deem appropriate, including, but not limited to, settling the Underlying Claim. The parties controlling the defense of the Underlying Claim shall not, however, settle or compromise such Underlying Claim without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed. The non-controlling parties shall be entitled to participate in (but not control) the defense of any such action, with their own counsel and at their own expense.

在赔偿请求是由第三方的任何相关索赔或法律诉讼引起或产生的情况下，赔偿方应在收到通知后十五（15）个日历日内向受赔偿方发出通知，并自费承担任何此类相关索赔或法律程序的辩护；但该选举通知书须载有弥偿方确认其有责任就该等相关索偿所引致的损失使受补偿方免受损害的责任。赔偿方未能在十五（15）天内选择为任何此类相关索赔辩护，应使受补偿的各方有权以其认为适当的方式，代表赔偿方和赔偿方的账户和风险控制相关索赔的辩护，包括但不限于解决相关索赔。但是，未经另一方事先书面同意，控制相关索赔辩护的当事人不得解决或妥协此类相关索赔，不得无理拒绝或延迟同意。非控制方有权以自己的律师自费参与（但不控制）任何此类诉讼的辩护。

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(d) The Indemnifying Parties and the Indemnified Parties will cooperate reasonably, fully and in good faith with each other, at the sole expense of the Indemnifying Parties subject to the last sentence of Section 7.3(c) of this Agreement, in connection with the defense, compromise or settlement of any Underlying Claim including, without limitation, by making available to the other parties all pertinent information and witnesses within their reasonable control.

赔偿方和受赔偿方将合理，充分和真诚地相互合作，由赔偿方根据本协议第7.3（c）节最后一句所述自费负责与任何相关索赔的辩护、妥协或和解有关的费用，包括但不限于在合理控制范围内向其他方提供所有的相关信息和证人。

8. Injunctive Relief.

禁令救济。

8.1 Damages Inadequate. Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

损害赔偿不足。 各方承认，如果未遵守本协议的任何契约和条款，有可能无法以金钱衡量另一方的损害赔偿金，并同意，如果违反任何契约或条款，本协议的非违约方将无法在法律上获得适当的补救措施。

8.2 Injunctive Relief. It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, will be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

禁令救济。协议双方同意，本协议中因本协议的违规或违约而受益的其他各方，除了他们可能拥有的任何其他权利或补救措施，将有权立即执行禁令救济以执行此类条约和条款，并且如果任何此类诉讼或程序被引入股权以强制执行，则违约或违约方不会敦促在法律上有足够的补救措施。

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9. Further Assurances.

进一步的保证。

Following the Closing, A-Best and Seller shall furnish to Buyer such instruments and other documents as Buyer may reasonably request for the purpose of carrying out or evidencing the transactions contemplated hereby.

交割完成后，A-Best和卖方应向买方提供买方可能合理要求的文书和其他文件，以便进行或证明此处拟进行的交易。

10. Fees and Expenses.

费用和支出

Except as set forth in this Agreement, each party hereto shall pay all fees, costs and expenses that it incurs in connection with the negotiation and preparation of this Agreement and in carrying out the transactions contemplated hereby (including, without limitation, all fees and expenses of its counsel and accountant).

除了本协议另有规定外，本协议各方应支付与本协议的谈判和准备以及在此进行的交易相关的所有费用，成本和费用（包括但不限于其律师和会计师的所有费用和开支）。

11. Waivers.

豁免。

If any party at any time waives any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein will not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

如果任何一方在任何时候放弃因另一方违反本协议任何条款而导致的任何权利，此类豁免不得解释为对本协议相同或其他条款的其他违反行为的持续放弃。诉诸此处提及的任何补救措施不得解释为放弃该方根据本协议或其他方式有权享有的任何其他权利和补救措施。

12. Successors and Assigns.

继任者和受让人。

Each covenant and representation of this Agreement will inure to the benefit of and be binding upon each of the Parties, their personal representatives, assigns and other successors in interest.

本协议的每个契约和陈述都将使每一方，其个人代表，受让人和其他有关的继承人受益并具有约束力。

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13. Entire and Sole Agreement.

完整和唯一协议。

This Agreement constitutes the entire agreement between the Parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified or amended only by a written agreement signed by all Parties to this Agreement. The Parties acknowledge that as of the date of the execution of this Agreement, any and all other agreements, either written or verbal, regarding the substance of this Agreement will be terminated and be of no further force or effect.

本协议构成双方之间的完整协议，并且取代与本协议主题有关的所有其他协议，陈述，保证，声明，允诺和承诺，无论是口头还是书面形式。本协议只能通过本协议所有缔约方签署的书面协议进行修改或修改。双方承认，自本协议签署之日起，任何和所有其他有关本协议实质内容的书面或口头协议将被终止，不再具有任何效力或效力。

14. Governing Law.

适用法律。

This Agreement will be governed by the laws of the State of New York without giving effect to applicable conflict of law provisions. With respect to any litigation arising out of or relating to this Agreement, each party agrees that it will be filed in and heard by the state or federal courts with jurisdiction to hear such suits located in New York, New York.

本协议受纽约州法律管辖，但对于适用的法律冲突规定并不生效。对于因本协议引起的或与本协议有关的任何诉讼，各方同意将在具有管辖权的州或联邦法院提起并审理，以听取位于纽约州纽约市的此类诉讼。

15. Counterparts.

副本。

This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts will be deemed to be an original, and such counterparts will constitute but one and the same instrument.

本协议可以同时由任何数量的副本行使，每份副本都应被视为原件，并且所有这些副本共同组成同一个文书。

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16. Assignment.

分配。

Except in the case of an affiliate of Buyer, this Agreement may not be assignable by any party without prior written consent of the other Parties.

除非是买方的关联公司，否则未经其他方事先书面同意，任何一方均不得转让本协议。

17. Remedies.

补救措施。

Except as otherwise expressly provided herein, none of the remedies set forth in this Agreement are intended to be exclusive, and each party will have all other remedies now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more remedies will not constitute a waiver of the right to pursue other available remedies.

除非本协议另有明确规定，否则本协议中规定的任何补救措施都不是排他性的，并且每一方现在或以后都有法律，公平，法规或其他方面的所有其他补救措施。选择任何一项或多项补救措施并不构成放弃寻求其他可用补救措施的权利。

18. Section Headings.

章节标题。

The section headings in this Agreement are included for convenience only, are not a part of this Agreement and will not be used in construing it.

本协议中的章节标题仅为方便起见，不属于本协议的一部分，不会用于构建本协议。

19. Severability.

可分割性。

In the event that any provision or any part of this Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability will not affect the validity or enforceability of any other provision or part of this Agreement.

如果本协议的任何条款或任何部分被认定为非法，无效或无法执行，则此类非法性，无效性或不可执行性不会影响本协议的任何其他条款或部分内容的有效性或可执行性。

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20. Notices.

通知。

Each notice or other communication hereunder must be in writing and will be deemed to have been duly given on the earlier of (i) the date on which such notice or other communication is actually received by the intended recipient thereof, or (ii) the date five (5) days after the date such notice or other communication is mailed by registered or certified mail (postage prepaid) to the intended recipient at the following address (or at such other address as the intended recipient will have specified in a written notice given to the other Parties hereto):

本协议下的每份通知或其他通信必须采用书面形式，并且将被视为已在以下时间之前已妥善送达，（i）预定接收方实际收到此类通知或其他通知的日期，或者（ii）该通知或其他通讯日期后五（5）日以登记或认证邮件（邮资已预付）邮寄至以下地址的预定收件人的日期（或在预期接收人将在给予其他各方的书面通知中指明的其他地址）：

If to Seller and A-Best:

致卖方和A-Best:

Ing-Ming Lai

13F-1, No.159, Songde Rd.,

Sinyi Dist., Taipei Taiwan

Telephone: 886-2-27260688

Facsimile: 886-2-27260868

If to Buyer:

致买方：

EOS, Inc.

Address: 7F.-1, No. 162, Sec. 2, Zhongshan N. Rd., Zhongshan Dist., Taipei City 104, Taiwan (R.O.C.)

Attention: He Siang Yang

Telephone: 886-2-2586-8300

Facsimile: 886-2-2586-8370

With a copy to:

寄送一份附件至：

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor

New York, NY 10036

Attention: Jay Kaplowitz

Telephone: 212-930-9700

Facsimile: 212-930-9725

Email: jkaplowitz@srf.law

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21. Publicity.

宣传

Except as may be required in order for a party to comply with applicable laws, rules, or regulations or to enable a party to comply with this Agreement, or necessary for Buyer to prepare and disseminate any private or public placements of its securities or to communicate with its stakeholders, no press release, notice to any third party or other publicity concerning the Transaction will be issued, given or otherwise disseminated without the prior approval of each of the Parties hereto.

除非为使一方遵守适当的法律，法规或监管，或使一方能够遵守本协议，或者对买方而言有必要去准备或传播其任何私人或公开的证券交易或其与利益相关人士的交流，则未经各方事先批准，不得向任何第三方泄露、给予或以其他方式传播任何新闻稿、通知和有关交易的其他宣传。

[Signatures on following page.]

【在以下签名页上签名】

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IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

特此证明，本协议自上述第一个日期起已订立。

Seller:	Ing-Ming Lai
卖方
/s/ Ing-Ming Lai

A-Best:	A-Best Wire Harness & Components Co. Ltd.

	By:	/s/ Ing-Ming Lai
	Name:	Ing-Ming Lai
	Title:	Chairman of the Board

Buyer:	EOS, Inc.
买方
	By:	/s/ He-Siang Yang
	Name:	He-Siang Yang
	Title:	Chief Executive Officer and President

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Schedule 3.14

附表3.14

Product 产品	Product Warranties 产品保障	Terms 期限
Ceramic magnetic resonance speakers 陶瓷共振扬声器	Free repair and exchange of the product due to product defect within the term of the product warranty period 保障期内，因为产品品质瑕疵，免费产品维修和更换同类产品	One year 一年

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